OLD MUTUAL ADVISOR FUNDS II

Supplement Dated April 25, 2007

This Supplement updates certain information contained in the currently effective Class A and Class C Shares Prospectus of Old Mutual Advisor Funds II (the “Trust”), dated December 21, 2006, as supplemented. You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051 or via the Internet at www.oldmutualcapital.com.

New Expanded Exchange Privilege, Effective June 4, 2007

The Board of Trustees of the Trust expanded exchange privileges for shareholders of each of the series funds of the Trust (each, a “Fund”), effective June 4, 2007.

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You may exchange your Class A and Class C shares of a Fund for the same class of shares of any retail mutual fund for which Old Mutual Capital, Inc. acts as investment adviser (“Old Mutual Funds”) at net asset value, provided that you satisfy the minimum investment and any other requirements or restrictions of the class for which Fund shares are exchanged.

You generally will not be subject to a sales charge when you use the exchange privilege, but you may be required to pay an initial sales charge when exchanging from an Old Mutual Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into an Old Mutual Fund with a contingent deferred sales charge (“CDSC”), the holding period will be calculated based on the date of your original purchase, not the date of your exchange. Your purchases of Class A shares of all Old Mutual Funds may be aggregated for purposes of applicable initial sales charge reduction programs.

When you exchange your shares, you must comply with the Trust’s short term trading policies and you must pay redemption or exchange fees, if any. You may realize a taxable gain or a loss on any exchange. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice.

Before exchanging your shares, you should read the prospectus of the Old Mutual Fund whose shares you plan to acquire. Your financial intermediary may also charge a fee for handling an exchange.

You may obtain additional information by calling your plan sponsor, broker-dealer, or financial institution, or by calling Old Mutual at 1-800-433-0051.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-059 04/2007